Corporate information	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Corporate information
1	Corporate information

Arco Platform Limited (“Arco”) and its subsidiaries (collectively, the “Company”) is a holding company incorporated under the laws of the Cayman Islands on April 12, 2018. Arco became the parent company of Arco Educação S.A. (“Arco Brazil”) through the completion of the corporate reorganization described below.

Arco Brazil is the holding company of EAS Educação S.A. (“EAS”) and its subsidiaries, which provides educational content from basic to secondary education (“K-12 curriculum”). Since 2015, the Company has been investing in technology and its printed methodology evolved to an educational platform, capable of delivering the entire K-12 curriculum content.

The Company offers a complete pedagogical methodology using technology features to deliver educational content to improve the learning process. The Company’s activities also comprise the editing, publishing, advertising and sale of educational content for private schools.

These consolidated financial statements were authorized for issue by the Board of Directors on March 19, 2019.

Corporate reorganization and initial public offering

As of December 31, 2017, EAS’ shareholders were Saspar Participações Ltda. (“SASPAR”) and General Atlantic Holding Participações S.A. (“GA Holding”), with a 73.99% and 26.01% interest in its common shares, respectively. GA Holding and SASPAR do not have significant assets and liabilities, other than their respective investment in EAS.

On February 19, 2018, the Company’s controlling shareholder SASPAR was merged by GA Holding, streamlining the shareholding structure and the resulting entity was Arco Brazil. As a result of this transaction, EAS became a wholly owned subsidiary of Arco Brazil and the shareholders of GA Holding and SASPAR became shareholders of Arco Brazil with the same percentage ownerships they held in EAS prior to the reorganization.

On April 12, 2018, Arco was incorporated in the Cayman Islands, for the purposes of its initial public offering (“IPO”). At the time of the incorporation, the Founding Shareholders (through OSC Investments Ltd. and ASCN Investments Ltd., both based in Cayman Islands) and General Atlantic Arco (Bermuda) L.P. (“GA Entity”) held 7,476,705 shares of Arco Brazil, which were all of the shares of Arco Brazil, and Arco Brazil holds all the shares of EAS, the principal operating company.

On September 14, 2018, the Founding Shareholders and the GA Entity contributed all of their shares in Arco Brazil to Arco. In return for this contribution, Arco issued 27,658,290 new Class B common shares to the Founding Shareholders and 9,725,235 new Class A common shares to the GA Entity in a one-to-five exchange for the shares of Arco Brazil contributed to Arco.

On September 14, 2018, the director Alberto Menache and his spouse, Fabiana Menache, through Alfaco Holding Inc. (“Alfaco”), a company incorporated in the British Virgin Islands, and the shares of which Mr. and Mrs. Menache own 100%, purchased 99,725 Class A common shares of Arco, at a price equal to R$ 31.00 per share.

On September 28, 2018, Arco concluded its IPO of 12,777,777 Class A common shares (including pursuant to the exercise in full by the underwriters of their over-allotment option for 1,666,666 shares). The initial offer price was US$ 17.50 (R$ 71.00) per share. The shares are publicly traded on Nasdaq Global Select Market since September 25, 2018 under the symbol “ARCE”. The IPO proceeds including the exercise of the over-allotment option, amounted to approximately US$ 223,611 (R$ 895,182) and the share issuance costs totaled R$ 79,205.